EXHIBIT 4.1

Number		Shares
[Ecosphere Technologies, Inc. Logo]

COMMON STOCK		COMMON STOCK

CUSIP 27922X 10 5
ECOSPHERE TECHNOLOGIES, INC.
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that_________________________________________________________________________

is the owner of___________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

ECOSPHERE TECHNOLOGIES, INC.

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:_____________________

Secretary	President

ECOSPHERE TECHNOLOGIES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM

— as tenants in common

UNIF GIFT MIN ACT — ________Custodian_______

TEN ENT    — as tenants by the entireties                                                                             (Cust)                      (Minor)

JT TEN        — as joint tenants with right of                                                                         under Uniform Gifts to Minors

                                     survivorship and not as tenants                                                                   Act _____________________

                                     in common                                                                                                                    (State)

                                                           Additional abbreviations may also be used through not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER

                  IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: